Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226

Supplement Dated
February 12, 2020

to the

Roundhill BITKRAFT Esports & Digital Entertainment ETF
(the “Fund”)

Statement of Additional Information ("SAI")
dated May 24, 2019

The following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” section on pages 21-22 of the Fund's SAI.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units on the same Business Day is 4:00 p.m. Eastern Time. In addition, orders to purchase Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time on the prior Business Day. Such times may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” Future Dated Trades to purchase or redeem Creation Units will have an Order Placement Date of the Business Day following the day on which such an order is submitted.

The following replaces the first paragraph of the“Purchase and Redemption of Shares in Creation Units – Procedures for Redemption of Creation Units” section on page 24 of the Fund's SAI.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund on any Business Day must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. In addition, orders to redeem Creation Units on the next Business Day may be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time on the prior Business Day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.